                                                                   EXHIBIT 25.1
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM T-1

                             -----------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
              UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------


                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

              (Exact name of Trustee as specified in its charter)

230 SOUTH TRYON STREET, 9TH FLOOR
CHARLOTTE, NORTH CAROLINA                               28288-1179               56-0900030
(Address of principal executive office)                 (Zip Code)   (I.R.S. Employer Identification No.)

                             -----------------------

                      SEQUOIA MORTGAGE FUNDING CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                                                91-1771827
(State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)

591 Redwood Highway
Mill Valley, CA                                                         94941
(Address of principal executive offices)                                (Zip Code)

                             -----------------------

                         Collateralized Mortgage Bonds
                      (Title of the indenture securities)

===============================================================================

1.      GENERAL INFORMATION.

        (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                Board of Governors of the Federal Reserve System  Washington, D.C.
                The Comptroller of the Currency                   Washington, D.C.
                Securities and Exchange Commission,
                Division of Market Regulation                     Washington, D.C.
                Federal Deposit Insurance Corporation             Washington, D.C.

        (b)     The Trustee is authorized to exercise corporate trust powers.

2.      AFFILIATIONS WITH OBLIGOR.

                The obligor is not an affiliate of the Trustee.
                (See Note 1 on Page 4)

3.      VOTING SECURITIES OF THE TRUSTEE.

                The following information is furnished as to each class of voting securities of the Trustee:

                              As of April 30, 1997
-------------------------------------------------------------------------------
        Column A                                        Column B

-------------------------------------------------------------------------------
        Title of Class                                  Amount Outstanding

-------------------------------------------------------------------------------
        Common Stock, par value $3.33-1/3 a share       278,327,749 shares

4.      TRUSTEESHIPS UNDER OTHER INDENTURES.

                The Trustee is not a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                Neither the Trustee nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor.

6.      VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

                The amount of voting securities of First Union Corporation, the parent of the trustee owned, beneficially by the obligor and its directors, partners, executive officers, taken as a group, do not exceed one (1) percent of the outstanding voting securities of First Union Corporation.

7.      VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

                The amount of voting securities of First Union Corporation, the parent of the Trustee, owned beneficially by any underwriter for the obligor and its directors, partners, and executive officers, taken as a group, do not exceed one (1) percent of the outstanding voting securities of First Union Corporation.

8.      SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                The trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of the obligor in excess of one (1) percent of the outstanding securities of such class.

9.      SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                The trustee does not own beneficially or hold as collateral security for obligations in default any securities of an underwriter for the obligor in excess of one (1) percent of the outstanding securities of such class.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                The Trustee does not own beneficially or hold as collateral security for obligations in default any voting securities of any class of a person who, to the knowledge of the Trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, in excess of one (1) percent of the outstanding voting securities of such class.

11. OWNERSHIP OF HOLDERS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of a person who, to the knowledge of Trustee, owns 50% or more of the voting securities of the obligor, in excess of one (1) percent of the outstanding securities of such class.

12.     INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                $20,000,000 revolving line of credit to Redwood (parent company) maturing September 1997 and secured by mortgage assets.

13.     DEFAULTS BY THE OBLIGOR.

                Not applicable.

14.     AFFILIATIONS WITH THE UNDERWRITERS.

                No underwriter is an affiliate of the Trustee.

15.     FOREIGN TRUSTEE.

                Not applicable.

16.     LIST OF EXHIBITS.

        (1) Articles of Association of the Trustee as now in effect. Incorporated in Exhibit (1) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
        (2) Certificate of Authority of the Trustee to commence business. Incorporated by reference in Exhibit (2) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
        (3) Authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in exhibits (1) and (2) above. Included at Page 6 of this Form T-1 Statement.
        (4) By-Laws of the Trustee. Incorporated by reference in Exhibit (4) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
        (5) Not applicable.
        (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 6 of this Form T-1 Statement.
        (7) Report of condition of Trustee. Incorporated by reference in Exhibit
            (7) filed with Form T-1 Statement included in Registration Statement No. 33-45946.
        (8) Not applicable.
        (9) Not applicable.

                       ---------------------------------
                                     NOTES
                       ---------------------------------

        1. Since the trustee is a member of First Union Corporation, a bank holding company, all of the voting securities of the trustee are held by First Union Corporation. The securities of First Union Corporation are described in
Item 3.

                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking organization, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Charlotte, and State of North Carolina on the 9th day of May, 1997.

                                FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                (Trustee)

                                BY: /s/ PABLO DE LA CANAL
                                    -------------------------------------------
                                    Pablo de la Canal, Assistant Vice President



                                                                EXHIBIT T-1 (6)

                              CONSENTS OF TRUSTEE

        Pursuant to the requirements of section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Sequoia Mortgage Funding Corporation of its Collateralized Mortgage Bonds, First Union National Bank of North Carolina, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                BY: /s/ DANIEL J. OBER
                                    ------------------------------------------
                                    Daniel J. Ober, Vice President

Dated: May 9, 1997

                                                                EXHIBIT T-1 (3)


                          EXTRACT FROM THE BY-LAWS OF
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA




        Section 8.2. Execution of instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies, and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman of the Board, or the President, or any Vice Chairman of the Board, any Vice President or Assistant Vice President, or the Secretary or Assistant Secretary, Cashier, or Assistant Cashier, or, if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer or Assistant Trust Office; provided, however, that where required, any such instruments may also be executed, acknowledged, verified, delivered, or accepted in behalf of The Association in such other manner and by such other officers as the Board of Directors may from time to time direct, the provisions of this Section 8.2 are supplementary to any other provision of these By-Laws.


I HEREBY CERTIFY THAT THE foregoing is a true and complete extract from the By-Laws of First Union National Bank of North Carolina, a national banking association, now in full force and effect.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Association on May 9, 1997.

                                                /s/ PABLO DE LA CANAL
                                                ----------------------------
                                                Pablo de La Canal
                                                Assistant Secretary




                                       7